[LETTERHEAD OF McGLADREY & PULLEN, LLP]

                         CONSENT OF INDEPENDENT AUDITORS



                  We hereby consent to the reference to our firm in the Prospectus under the caption "Counsel and Independent Accountants".




                                                      /s/McGladrey & Pullen, LLP






New York, New York
April 15, 1998